Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At January 31, 2024

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 12.8%
Transamerica International Equity (A)	1,494,526	$ 30,099,760

Money Market Fund - 0.2%
Transamerica Government Money Market 5.48% (A) (B)	454,452	454,452

U.S. Equity Funds - 40.1%
Transamerica Large Growth (A) (C)	2,875,004	33,378,801
Transamerica Large Value Opportunities (A)	3,253,876	32,083,218
Transamerica Mid Cap Growth (A) (C)	871,412	7,790,419
Transamerica Mid Cap Value Opportunities (A)	631,875	6,937,989
Transamerica Small Cap Growth (A)	1,082,913	6,952,301
Transamerica Small Cap Value (A)	1,241,767	6,705,542

		93,848,270

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 47.0%
Transamerica Core Bond (A)	6,018,550	$ 52,301,199
Transamerica High Yield Bond (A)	1,742,556	14,062,423
Transamerica Inflation Opportunities (A)	2,634,177	25,498,837
Transamerica Short-Term Bond (A)	1,868,429	18,217,179

		110,079,638

Total Investment Companies (Cost $241,345,404)		234,482,120

Total Investments (Cost $241,345,404)		234,482,120
Net Other Assets (Liabilities) - (0.1)%		(125,845)

Net Assets - 100.0%		$ 234,356,275

Transamerica Funds	Page 1

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS (continued)

At January 31, 2024

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$234,482,120	$—	$—	$234,482,120

Total Investments	$234,482,120	$—	$—	$234,482,120

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value January 31, 2024	Shares as of January 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$50,344,621	$584,535	$(2,184,863)	$(477,654)	$4,034,560	$52,301,199	6,018,550	$566,320	$—
Transamerica Government Money Market	230,037	10,193,674	(9,969,259)	—	—	454,452	454,452	4,914	—
Transamerica High Yield Bond	13,610,435	207,749	(587,154)	(93,213)	924,606	14,062,423	1,742,556	205,578	—
Transamerica Inflation Opportunities	25,068,555	160,762	(1,078,643)	36,229	1,311,934	25,498,837	2,634,177	156,492	—
Transamerica International Equity	27,725,189	968,994	(1,244,614)	198,941	2,451,250	30,099,760	1,494,526	964,652	—
Transamerica Large Growth	28,633,768	4,704	(1,364,123)	(67,224)	6,171,676	33,378,801	2,875,004	—	—
Transamerica Large Value Opportunities	29,527,935	180,316	(1,310,056)	173,192	3,511,831	32,083,218	3,253,876	175,612	—
Transamerica Mid Cap Growth	6,752,274	1,085	(317,871)	39,948	1,314,983	7,790,419	871,412	—	—
Transamerica Mid Cap Value Opportunities	6,461,087	334,356	(286,851)	(9,393)	438,790	6,937,989	631,875	70,962	262,309
Transamerica Short-Term Bond	18,361,349	189,612	(770,045)	(57,652)	493,915	18,217,179	1,868,429	186,717	—
Transamerica Small Cap Growth	6,357,182	312,261	(289,713)	17,873	554,698	6,952,301	1,082,913	—	311,175
Transamerica Small Cap Value	6,021,491	207,489	(279,566)	(64,614)	820,742	6,705,542	1,241,767	206,404	—

Total	$219,093,923	$13,345,537	$(19,682,758)	$(303,567)	$22,028,985	$234,482,120	24,169,537	$2,537,651	$573,484

(B)	Rate disclosed reflects the yield at January 31, 2024.
(C)	Non-income producing securities.
(D)	There were no transfers in or out of Level 3 during the period ended January 31, 2024. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 2

Transamerica Asset Allocation Intermediate Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At January 31, 2024

(unaudited)

INVESTMENT VALUATION

Transamerica Asset Allocation Intermediate Horizon (the “Fund”) is a series of the Transamerica Funds.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at January 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 3